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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 11, 2006

                                     FORTUNE
                                INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                    (State of incorporation or organization)

                                     0-19049
                            (Commission file number)

                                   20-2803889
                                (I.R.S. Employer
                               Identification No.)

                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278
                    (Address of principal executive offices)

                                 (317) 532-1374
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition

On July 12, 2006, Fortune Industries, Incorporated (the "Company") issued a press release discussing its financial results as of and for the fiscal quarter ended May 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

         EXHIBIT #   DESCRIPTION

           99.1      Fortune Industries, Inc. Press Release dated July 12, 2006.


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Signatures.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          FORTUNE INDUSTRIES, INCORPORATED

    Date: July 12, 2006                   By: /s/ Amy Gallo
                                              -------------
                                              Amy Gallo
                                              Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION
-----------     ---------------------------------------------------------

99.1            Fortune Industries, Inc. Press Release dated July 12, 2006